EXHIBIT 31.2
Certification of Chief Financial Officer
Pursuant to Securities and Exchange Act Rule 13a-14,
as Adopted Pursuant to Section 302 of Sarbanes-Oxley Act of 2002.
     I, Michael S. Browne, certify that:
     1. I have reviewed this quarterly report on Form 10-QSB of ProLink Holdings Corp.
     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
     3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of we as of, and for, the periods presented in this report;
     4. We’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for we and have:
(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to we, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)	Evaluated the effectiveness of we’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(c)	Disclosed in this report any change in we’s internal control over financial reporting that occurred during we’s most recent fiscal quarter (the registrant’s fourth fiscal quarter reasonably likely to materially affect, we’s internal control over financial reporting; and
     5. We’s other certifying officer(s) and I have disclosed, based on out most recent evaluation of internal control over financial reporting, to we’s auditors and the audit committee of we’s board of directors (or persons performing the equivalent functions):
(a)	All significant deficiencies and material weaknesses in the design or operation of the internal control over financial reporting which are reasonably likely to adversely affect we’s ability to record, process, summarize and report financial information; and

(b)	Any fraud, whether or not material, that involves management or the other employees who have a significant role in the registrant’s internal control over financial reporting.
November 14, 2006

/s/ Michael S. Browne Michael S. Browne
Chief Financial Officer

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